Exhibit 99.1

NUBURU Inc. Announces Fourth Quarter and Full Year 2022 Financial Results

Fourth quarter and full year total revenue of $0.4 million and $1.4 million, representing a year-over-year increase of 602% and 282%, respectively

Launched Second Generation Product - NUBURU BL™-Series Lasers

CENTENNIAL, Colo.—(BUSINESS WIRE)—NUBURU Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced its financial results for the fourth quarter and the fiscal year ended December 31, 2022.

“We ended 2022 on a high note as we began making deliveries under our previously announced contracts with Essentium and AFWERX. We have begun 2023 with the business momentum to pursue our near-term commercial and operational objectives as we completed our business combination and our listing on the NYSE American exchange and we continue to ship lasers systems,” said Dr. Mark Zediker, CEO and Co-Founder of NUBURU. “We also launched our latest product, the NUBURU BL™-Series at the recent Photonics West show, which we expect will further enhance our competitive position in today’s market with shipments beginning in Q2.”

Dr. Zediker added, “These recent milestones further validate the potential for our solutions in metal processing in attractive end markets such as 3D printing, aerospace, consumer electronics and e-mobility for the world’s transportation needs. NUBURU is increasingly well positioned in key market segments where innovative technology is most useful and appreciated.”

Fourth Quarter and Full Year Financial Highlights (Unaudited)

	Three Months Ended December 31,		$ Change	% Change
($ in thousands)	2022	2021
Revenue	$435	$62	$373	601.6%
Total gross margin	(771)	(689)	(82)	11.9%
EBITDA¹	(3,859)	(2,505)	(1,354)	54.1%
Capital expenditures	(254)	(110)	(144)	130.9%
Free cash flow¹	(3,194)	(1,943)	(1,251)	64.4%

	Year Ended December 31,		$ Change	% Change
($ in thousands)	2022	2021
Revenue	$1,440	$377	$1,063	282.0%
Total gross margin	(3,419)	(1,390)	(2,029)	146.0%
EBITDA¹	(13,547)	(8,838)	(4,709)	53.3%
Capital expenditures	(536)	(426)	(110)	25.8%
Free cash flow¹	(10,764)	(8,233)	(2,531)	30.7%

(1)

EBITDA and Free cash flow are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” below for our definitions of, and additional information about, EBITDA and Free cash flow and for a reconciliation to the most directly comparable U.S. GAAP financial measures.

“Our fourth quarter and full year 2022 results highlight the continuation of our commercialization efforts. Despite the difficult market conditions, we are pleased to have successfully completed our business combination, which we believe has positioned us well for continued growth in our target markets,” stated Brian Knaley, CFO of NUBURU. “While we are pleased with our recent performance, we are also extremely excited about our future prospects, and we plan to provide the market with updated financial guidance in March 2023.”

Recent Business Highlights

•	NUBURU completed its business combination resulting in NUBURU becoming a publicly listed company on the NYSE American exchange.

•

NUBURU announced the BL-Series Launch at Photonics West in January 2023. The BL-Series lasers are designed as easy-to-service packages that can readily integrate with scanners and beam delivery systems.

•	NUBURU has delivered multiple laser systems to Essentium for qualification into their metal additive manufacturing system.

•

NUBURU continues to deliver upon milestones per the previously announced contract with the U.S. Air Force’s AFWERX. These milestones included delivery of multiple systems to the AFWERX sponsored additive program.

•

With the closing of the business combination, NUBURU expanded its board to include diverse and seasoned directors with the requisite public company experience to advise on NUBURU’s entrance to the public markets and the execution of its growth plans.

About NUBURU

Founded in 2015, NUBURU is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing.

Use of Non-GAAP Financial Measures

In this press release, the Company includes EBITDA and Free cash flow, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the United States Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable measures under GAAP. In addition to the Company’s results determined in accordance with GAAP, the Company’s management believes these non-GAAP measures are useful in evaluating its operational performance. The Company’s management uses these non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. The Company’s management believes that non-GAAP financial information, when taken collectively and in context, may be helpful to investors in assessing the Company’s operating performance and trends and in comparing the Company’s financial measures with those of comparable companies that may present similar non-GAAP financial measures.

EBITDA and Free Cash Flow

The Company defines “EBITDA” as income (loss), plus (minus) depreciation and amortization expenses, plus (minus) interest, plus (minus) taxes and “Free cash flow” as net cash from (used in) operating activities less capital expenditures. EBITDA and Free cash flow are intended as supplemental measures of the Company’s performance that are neither required by, nor presented in accordance with, GAAP and these measures should not be considered a substitute for net income (loss), and net cash used in operating activities reported in accordance with GAAP. The Company’s computation of EBITDA and Free cash flow may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA or Free cash flow in the same fashion.

Limitations of Non-GAAP Financial Measures

There are a number of limitations related to EBITDA, including the following:

•

EBITDA excludes certain recurring, non-cash charges, such as depreciation of property and equipment and/or amortization of intangible assets. While these are non-cash charges, the Company may need to replace the assets being depreciated and amortized in the future and EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements.

•	EBITDA does not reflect interest expense, net, which may constitute a significant recurring expense in the future.

•	Free cash flow does not reflect the impact of equity or debt raises or repayment of debt or dividends paid.

Because of these and other limitations, EBITDA and Free cash flow should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using EBITDA and Free cash flow on a supplemental basis. You should review the reconciliation of the Company’s net loss to EBITDA and net loss to Free cash flow below and not rely on any single financial measure to evaluate the Company’s business.

The Company’s presentation of EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items and its presentation of Free cash flow does not necessarily indicate whether cash flows will be sufficient to fund its cash needs.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the Company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated; (4) the risk that the business combination disrupts current plans and operations of NUBURU as a result of the consummation of the business combination; (5) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) changes in applicable laws or regulations; (7) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (8) the inability to obtain financing from Lincoln Park Capital; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; and (11) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s Current Report on Form 8-K filed by NUBURU with the Securities and Exchange Commission (the “SEC”) on February 6, 2023, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 filed by NUBURU with the SEC on November 14, 2022 and the business combination proxy statement/prospectus filed by NUBURU with the SEC on December 12, 2022 and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable securities laws.

NUBURU Inc.

BALANCE SHEETS

(Unaudited)

	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$2,880,254	$6,007,575
Accounts receivable	327,200	223,275
Inventories, net	972,695	410,098
Deferred financing costs	4,258,515	—
Prepaid expenses and other	46,737	70,073

Total current assets	8,485,401	6,711,021

Property and equipment, net	3,771,849	3,980,280
Construction in progress	188,912	—
Right-of-use assets	641,651	—
Deposits	34,359	34,359

TOTAL ASSETS	$13,122,172	$10,725,660

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$4,456,587	$221,188
Accrued expenses	2,312,118	646,863
Operating lease liability	343,049	—
Contract liabilities	178,750	173,050
Convertible notes payable	7,300,000	—

Total current liabilities	14,590,504	1,041,101

Deferred rent	—	96,484
Operating lease liability, net of current portion	373,907	—

Total liabilities	14,964,411	1,137,585

Stockholders’ (deficit) equity:
Preferred stock
Series A preferred stock, $0.0001 par value; 12,000,000 shares authorized, 8,000,000 issued and outstanding; aggregate liquidation preference of $11,707,559 and $11,227,559 at December 31, 2022 and 2021, respectively	800	800
Series A1 preferred stock, $0.0001 par value; 3,520,914 shares authorized, 3,478,263 issued and outstanding; aggregate liquidation preference of $5,669,728 and $5,429,728 at December 31, 2022 and 2021, respectively	348	348
Series B preferred stock, $0.0001 par value; 4,000,000 shares authorized, 3,123,088 issued and outstanding; aggregate liquidation preference of $20,547,599 and $19,610,673 at December 31, 2022 and 2021, respectively	312	312
Series B1 preferred stock, $0.0001 par value; 24,625,000 shares authorized, 24,625,000 issued and outstanding; aggregate liquidation preference of $22,513,127 and $21,331,127 at December 31, 2022 and 2021, respectively	2,463	2,463
Series C preferred stock, $0.0001 par value; 1,166,372 shares authorized, 1,166,372 and 1,128,594 issued and outstanding as of December 31, 2022 and 2021, respectively; aggregate liquidation preference of $12,030,361 and $11,303,062 at December 31, 2022 and 2021, respectively	117	113
Common stock, $0.0001 par value; 72,000,000 shares authorized, 10,782,091 and 9,999,051 shares issued and outstanding as of December 31, 2022 and 2021, respectively	1,077	999
Additional paidin capital	59,344,952	56,646,247
Accumulated deficit	(61,192,308)	(47,063,207)

Total stockholders’ (deficit) equity	(1,842,239)	9,588,075

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	$13,122,172	$10,725,660

NUBURU Inc.

STATEMENT OF OPERATIONS

(Unaudited)

	Year Ended December 31,
	2022	2021
Net revenues	$1,440,428	$376,665

Cost of revenues
Materials	472,440	24,605
Direct labor	1,742,796	570,432
Direct job costs	2,391,796	822,509
Overhead	252,567	348,723

Total cost of revenues	4,859,599	1,766,269

Gross deficit	(3,419,171)	(1,389,604)
Operating expenses
Research and development	4,546,057	2,463,307
Sales and marketing	708,144	1,647,552
General and administrative	5,324,417	3,884,677

Total operating expenses	10,578,618	7,995,536
Loss from operations	(13,997,789)	(9,385,140)

Other income (expense)
Interest income	43,976	1,165
Interest expense	(175,288)	—

Total other income (expense)	(131,312)	1,165

Net loss and comprehensive loss	$(14,129,101)	$(9,383,975)

Net loss available to common stockholders	$(17,317,546)	$(12,240,023)

Net loss per common share – basic and diluted	$(1.64)	$(1.23)
Weighted average common shares outstanding – basic and diluted	10,590,335	9,973,846

NUBURU Inc.

STATEMENTS OF CASH FLOWS

(Unaudited)

	Year Ended December 31,
	2022	2021
Cash flows from operating activities
Net loss	$(14,129,101)	$(9,383,975)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	450,505	546,944
Share based compensation expense	2,362,340	441,367
Loss on disposal of property and equipment	—	147,469
Excess and obsolete inventory reserve adjustments	(590,137)	236,748
Inventory lower of cost and net realizable value adjustments	332,021	329,331
Changes in operating assets and liabilities:
Inventories	(199,429)	(234,503)
Accounts Receivable	(103,925)	(170,275)
Prepaid expenses and other	23,336	(45,813)
Operating lease right-of-use asset	292,932	—
Accounts payable	628,702	(24,147)
Accrued expenses	1,013,437	223,631
Contract liabilities	5,700	137,274
Operating lease liability	(314,111)	—
Deferred rent	—	(10,846)

Net cash used in operating activities	(10,227,730)	(7,806,795)

Cash flows from investing activities
Proceeds from the sale of property and equipment	—	195,492
Purchases of property and equipment	(536,038)	(426,445)

Net cash used in investing activities	(536,038)	(230,953)

Cash flows from financing activities
Proceeds from issuance of convertible promissory note	7,300,000	—
Proceeds from issuance of common stock options exercised	147,557	7,800
Proceeds from issuance of preferred stock	188,890	5,642,970

Net cash provided by financing activities	7,636,447	5,650,770

Net decrease in cash and cash equivalents	(3,127,321)	(2,386,978)
Cash and cash equivalents, beginning of period	6,007,575	8,394,553

Cash and cash equivalents, end of period	$2,880,254	$6,007,575

Supplemental non-cash flow investing and financing activities:
Right-of-use asset obtained in exchange for new operating lease liability	$934,583	$—
Deferred financing costs included in accounts payable and accrued expenses	$4,258,515	$—

Reconciliation of Non-GAAP Financial Measures:

The following tables reconcile the Company’s net loss (the most directly comparable GAAP measure to EBITDA) to EBITDA for the periods presented and the Company’s net cash used in operating activities (the most directly comparable GAAP measure to Free Cash Flow) to Free cash flow for the periods presented:

	Three Months Ended December 31,
($ in thousands)	2022	2021
Net loss	$(4,022)	$(2,644)
Income tax expense	—	—
Interest (Income) expense, net	93	—
Depreciation and amortization	70	139
EBITDA	(3,859)	(2,505)

	Three Months Ended December 31,
($ in thousands)	2022	2021
Net cash used in operating activities	$(2,940)	$(1,833)
Capital expenditures	(254)	(110)
Free cash flow	(3,194)	(1,943)

	Year Ended December 31,
($ in thousands)	2022	2021
Net loss	$(14,129)	$(9,384)
Income tax expense	—	—
Interest (Income) expense, net	131	(1)
Depreciation and amortization	451	547
EBITDA	(13,547)	(8,838)

	Year Ended December 31,
($ in thousands)	2022	2021
Net cash used in operating activities	$(10,228)	$(7,807)
Capital expenditures	(536)	(426)
Free cash flow	(10,764)	(8,233)

Contacts
NUBURU - Media Contact
Brian Knaley
ir@nuburu.net

NUBURU - Investor Relations Contact
Maria Hocut
Maria@blueshirtgroup.com

Source: NUBURU Inc.